Note 21 - Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
21.	Related party transactions

The Company has entered into office space rental arrangements and property management contracts with senior managers of certain subsidiaries. These senior managers are usually also minority shareholders of the subsidiaries. The business purpose of the transactions is to rent office space for the Company and to generate property management revenues for the Company. The recorded amount of the rent expense for the year ended December 31, 2014 was $1,080 (2013 - $950; 2012 - $1,573). The recorded amount of the property management revenues for year ended December 31, 2014 was $15,093 (2013 - $12,988; 2012 - $16,198). These amounts are settled monthly in cash, and are priced at market rates. The rental arrangements have fixed terms of up to 10 years. The property management contracts have terms of 1 to 3 years.

As at December 31, 2014, the Company had $4,781 of loans receivable from non-controlling shareholders (2013 - $4,696) and $159 of loans payable to minority shareholders (2013 - $5,081). The business purpose of the loans receivable is to finance the sale of non-controlling interests in subsidiaries to senior managers. The business purpose of the loans payable is to finance purchases of non-controlling interests. The loan amounts are measured based on the formula price of the underlying non-controlling interests, and interest rates are determined based on the Company’s cost of borrowing plus a spread. The loans have terms of 1 to 10 years, but are open for repayment without penalty at any time.